UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________

FORM 8-K/A
(Amendment No. 1)
____________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

September 1, 2017
Date of Report (Date of Earliest Event Reported)
____________________

HEWLETT PACKARD ENTERPRISE COMPANY
(Exact name of registrant as specified in its charter)
____________________

Delaware	001-37483	47-3298624
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3000 HANOVER STREET PALO ALTO, CA	94304
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 687-5817
____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Explanatory Note

On September 1, 2017, Hewlett Packard Enterprise Company, a Delaware corporation (the “Company,” or “HPE”), completed the previously disclosed transactions (the “Transactions”) contemplated by (i) the Agreement and Plan of Merger, dated as of September 7, 2016, by and among the Company, Seattle SpinCo, Inc., a Delaware corporation and (prior to the Distribution (as defined below)) a wholly owned subsidiary of the Company (“Seattle”), Micro Focus International plc, a company organized under the laws of England and Wales (“Micro Focus”), Seattle Holdings, Inc., a wholly owned subsidiary of Micro Focus (“Holdings”), and Seattle MergerSub, Inc., a wholly owned subsidiary of Holdings (“Merger Sub”) and (ii) the Separation and Distribution Agreement, dated as of September 7, 2016, by and between the Company and Seattle. Specifically, (1) the Company transferred its software business to Seattle (the “Separation”), (2) the Company distributed on a pro rata basis all of the outstanding shares of Class A common stock, par value $0.01 per share, of Seattle to the stockholders of the Company as of close of business on August 21, 2017, the record date for the distribution (the “Distribution”) and (3) immediately after the Distribution, Merger Sub merged with and into Seattle.

The completion of the Transactions was previously reported in the Company’s Current Report on Form 8-K (the “Initial 8-K”), filed with the Securities and Exchange Commission on September 1, 2017.

The Company hereby amends Item 9.01(b) of the Initial 8-K to include previously omitted pro forma financial information related to the Separation, which is attached hereto as Exhibit 99.1, and to provide supplemental pro forma consolidated information, which is attached hereto as Exhibit 99.2. The supplemental unaudited pro forma financial information reflects the Company’s financial performance as if the Transactions occurred on November 1, 2015. The Company provides supplemental unaudited pro forma non-GAAP earnings from operations, EBITDA (non-GAAP), adjusted EBITDA (which represents EBITDA (non-GAAP) plus stock-based compensation expense), adjusted EBITDA less net capital expenditures, segment net revenue, business unit net revenue, combined segment net revenue, segment earnings, and geographic net revenue.

The information contained in Exhibit 99.2 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing. The information previously reported in the Initial 8-K is hereby incorporated by reference into this Form 8-K/A.

Use of Non-GAAP and adjusted financial information

HPE has included non-GAAP financial measures in the supplemental financial information in Exhibit 99.2 to supplement the Company’s condensed consolidated and combined financial statements presented on a GAAP basis.
HPE’s management uses net revenue on a constant currency basis, net revenue adjusted for divestitures and currency, non-GAAP income tax rate, non-GAAP net earnings from continuing operations, non-GAAP net earnings from discontinued operations, non-GAAP diluted net earnings per share from continuing operations, non-GAAP diluted net earnings per share from discontinued operations and non-GAAP earnings before interest, tax, depreciation and amortization to evaluate and forecast HPE's performance before gains, losses or other charges that are considered by HPE's management to be outside of HPE's core business segment operating results. Gross cash, net cash, adjusted net cash, adjusted gross cash, free cash flow, normalized free cash flow and net capital expenditures are liquidity measures that provide useful information to management about the amount of cash available for investment in HPE's businesses, funding acquisitions, repurchasing stock and other purposes. Net cash and net debt provide useful information to management about the state of HPE's condensed consolidated balance sheet. Operating company net cash and operating company net debt provide additional useful information to management about the state of HPE's condensed consolidated balance sheet by providing more transparency into the financial components of the operating company separate from HPE's financing business, which has different capital structure requirements and requires much greater leverage to run effectively.

These non-GAAP financial measures may have limitations as analytical tools, and these measures should not be considered in isolation or as a substitute for analysis of HPE's results as reported under GAAP. For example, items such as amortization of intangible assets, though not directly affecting HPE's cash position, represent the loss in value of intangible assets over time. The expense associated with this loss in value is not included in non-GAAP operating profit, non-GAAP operating profit as % of revenue, non-GAAP income tax rate, non-GAAP net earnings from continuing operations, non-GAAP net earnings from discontinued operations, non-GAAP diluted net earnings per share from continuing operations , non-GAAP diluted net earnings per share from discontinued operations and non-GAAP earnings before interest, tax depreciation and amortization and therefore does not reflect the full economic effect of the loss in value of those data center and intangible assets. In addition, items such as separation costs, restructuring charges, defined benefit plan settlement charges and remeasurement benefit and acquisition-related charges that are excluded from non-GAAP operating expense, non-GAAP operating profit, non-GAAP operating profit as % of revenue, non-GAAP tax rate, non-GAAP net earnings from continuing operations, non-GAAP net (loss) earnings from discontinued operations, non-GAAP diluted net earnings per share from continuing operations, non-GAAP diluted net (loss) earnings per share from discontinued operations and non-GAAP earnings before interest, tax, depreciation and amortization can have a material impact on the equivalent GAAP earnings measures and cash flow. Items such as income tax indemnification, valuation allowances, net, and the related tax impact from other non-GAAP measures that are excluded from the non-GAAP tax rate, non-GAAP net earnings from continuing operations, non-GAAP net (loss) earnings from discontinued operations, non-GAAP diluted net earnings per share from continuing operations, non-GAAP diluted net (loss) earnings per share from discontinued operations and non-GAAP earnings before interest, tax, depreciation and amortization can also have a material impact on the equivalent GAAP earnings measures and cash flow. HPE may not be able to liquidate the short-term and long-term investments included in gross cash immediately, which may limit the usefulness of gross cash as a liquidity measure. In addition, free cash flow, which includes net capital expenditures, does not represent the total increase or decrease in cash for the period. The non-GAAP financial information that we provide also may differ from the non-GAAP information provided by other companies.

HPE compensates for the limitations on our use of these non-GAAP financial measures by relying primarily on our GAAP financial statements and using non-GAAP financial measures only supplementally. HPE also provides robust and detailed reconciliations of each non-GAAP financial measure to the most directly comparable GAAP measure, and HPE encourages investors to review carefully those reconciliations.

HPE believes that providing these non-GAAP financial measures, in addition to the related GAAP measures provides investors with greater transparency to the information used by HPE's management in its financial and operational decision-making and allows investors to see HPE's results “through the eyes” of management. HPE further believes that providing this information better enables investors to understand HPE's operating performance and financial condition and to evaluate the efficacy of the methodology and information used by management to evaluate and measure such performance and financial condition.
Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Description
99.1	Unaudited Pro Forma Condensed Consolidated and Combined Financial Statements.
99.2	Supplemental Unaudited Pro Forma Consolidated and Combined Financial Information.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HEWLETT PACKARD ENTERPRISE COMPANY

By: /s/ RISHI VARMA________________________
Rishi Varma
Senior Vice President, Deputy General Counsel and
Assistant Secretary

Date: September 6, 2017